SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)    August 14, 2002
                                                -------------------------------



                 INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.
             (Exact Name of Registrant as Specified in Its Charter)



       South Carolina                                      57-0910139
       --------------                                      ----------
(State or Other Jurisdiction of                           (IRS Employer
Incorporation or Organization)                          Identification No.)


                 115 Atrium Way, Suite 228, Columbia, SC 29223
          ------------------------------------------------------------
          (Address, Including Zip Code of Principal Executive Offices)


                                 (803) 736-5595
              (Registrant's Telephone Number, Including Area Code)


       -------------------------------------------------------------------
       (Former Name, Address or Fiscal Year, If Changed Since Last Report)





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Item 7.    Financial Statements and Exhibits.

(a) - (b)  Not applicable.

(c)  Exhibits:

     Exhibit 99.1 -  Certification of Periodic Report by Chief Executive Officer

     Exhibit 99.2 - Certification of Periodic Report by Chief Financial Officer

Item 9.              Regulation FD Disclosure.

           The Chief Executive Officer and the Chief Financial Officer of Integrated Business Systems and Services, Inc. (the "Company") each submitted to the Securities and Exchange Commission on August 14, 2002, the certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 in connection with the filing of the Company's Quarterly Report on Form 10-QSB for the period ended June 30, 2002. Copies of all of the foregoing statements and certifications are attached hereto as exhibits.





                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


INTEGRATED BUSINESS SYSTEMS AND SERVICES, INC.


By:   /s/ GEORGE E. MENDENHALL
   ---------------------------
George E. Mendenhall
Its:  Chief Executive Officer


Date: August 14, 2002



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                                  EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO SECTION
                     905 OF THE SARBANES-OXLEY ACT OF 2002

           In connection with the Quarterly Report of Integrated Business Systems and Services, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2002 (the "Report"), and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I hereby certify that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:   August 14, 2002       By:  /s/ GEORGE E. MENDENHALL
                                ---------------------------
                              George E. Mendenhall
                              Chief Executive Officer
                              Integrated Business Systems and Services, Inc.








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                                  EXHIBIT 99.2

     CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO
                 SECTION 905 OF THE SARBANES-OXLEY ACT OF 2002

           In connection with the Quarterly Report of Integrated Business Systems and Services, Inc. (the "Company") on Form 10-QSB for the period ended June 30, 2002 (the "Report"), and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I hereby certify that to my knowledge:

     1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date:   August 14, 2002       By:  /s/ WILLIAM S. MCMASTER
                                 --------------------------
                              William S. McMaster
                              Chief Financial Officer
                              Integrated Business Systems and Services, Inc.






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